                                                                   EXHIBIT 10.16


                 REVISED AMENDMENT TO THE ASSIGNMENT AGREEMENT
                            DATED APRIL 19, 1999 AND
                    THE AMENDMENT TO THE ASSIGNMENT AGREEMENT
                               DATED JUNE 11, 1999

BETWEEN:    CYBEROAD GAMING CORPORATION, a St. Kitts corporation, ("CGC"); and

BETWEEN:    CYBEROAD.COM (ISLE OF MAN) LIMITED, an Isle of Man corporation,
("Cyberoad IOM");

WHEREAS this revised amendment acknowledges that:

      a) the parties hereto agree that the effective date for all agreements, being the Assignment Agreement and License, dated April 19, 1999 and the Amendment to the Assignment Agreement, dated June 11, 1999, bear the effective date of May 1, 1999.

EXECUTION IN COUNTERPART

This instrument may be signed in counterpart, in as many counterparts as is necessary, and shall be deemed an original, and shall constitute one and the same instrument, and shall bear the date first written above.

ACKNOWLEDGED AND AGREED TO THIS 18TH DAY OF OCTOBER, 1999 BY:
CYBEROAD GAMING CORPORATION        CYBEROAD.COM (ISLE OF MAN) LIMITED




 /s/ LAWRENCE COFIELD                    /s/  JOHN COFFEY
---------------------------------      --------------------------------
Lawrence Cofield,                      John Coffey,
Director                               Director